UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
May 27, 2026
Date of Report (Date of earliest event reported)

(Commission File Number)	(Exact Name of Registrant as Specified in its Charter)	(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
1-3457	APPALACHIAN POWER COMPANY	Virginia	54-0124790
333-293890-01	APPALACHIAN POWER RECOVERY FUNDING LLC	Delaware	41-3000250

APPALACHIAN POWER COMPANY	APPALACHIAN POWER RECOVERY FUNDING LLC
1 Riverside Plaza	1051 E Cary St ., Suite 1100
Columbus , OH 43215-2373	Richmond , Virginia 23219
(Address of Principal Executive Offices) (Zip Code)	(Address of Principal Executive Offices) (Zip Code)

(614) 716-1000	(614) 716-1519
(Registrant’s Telephone Number, Including Area Code)	(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events
On May 27, 2026, Appalachian Power Recovery Funding LLC (the “
Issuing Entity
”) issued $1,375,500,000 aggregate principal amount of its Series
2026-A
Senior Secured SAC Bonds (the “
Bonds
”), pursuant to an Indenture, dated as of May 27, 2026, by and among the Issuing Entity, U.S. Bank Trust Company, National Association, as Indenture Trustee (the “
Indenture Trustee
”), and U.S. Bank National Association, as Securities Intermediary (the “
Securities Intermediary
”), as supplemented by the Series Supplement, dated as of May 27, 2026, by and between the Issuing Entity, the Indenture Trustee and the Securities Intermediary. The Bonds were offered pursuant to the Prospectus dated May 19, 2026. In connection with the issuance of the Bonds, Appalachian Power Company and the Issuing Entity are filing the exhibits listed in Item 9.01, which are annexed hereto as exhibits to this Current Report on Form
8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Indenture by and among Appalachian Power Recovery Funding LLC, U.S. Bank Trust Company, National Association, as Indenture Trustee, and U.S. Bank National Association, as Securities Intermediary (including the form of the Bonds and the Series Supplement), dated as of May 27, 2026.

4.2	Series Supplement by and among Appalachian Power Recovery Funding LLC, U.S. Bank Trust Company, National Association, as Indenture Trustee, and U.S. Bank National Association, as Securities Intermediary, dated as of May 27, 2026.

5.1	Opinion of Sidley Austin LLP with respect to legality (filed as Exhibit 5.1 to Appalachian Power Company’s and Appalachian Power Recovery Funding LLC’s Amendment No. 1 to the Registration Statement on Form SF-1 filed on May 1, 2026 (File Nos. 333-293890 and 333-293890-01) and incorporated herein by reference).

8.1	Opinion of Sidley Austin LLP with respect to federal tax matters (filed as Exhibit 8.1 to Appalachian Power Company’s and Appalachian Power Recovery Funding LLC’s Amendment No. 1 to the Registration Statement on Form SF-1 filed on May 1, 2026 (File Nos. 333-293890 and 333-293890-01) and incorporated herein by reference).

8.2	Opinion of Troutman Pepper Locke LLP with respect to Virginia tax matters (filed as Exhibit 8.2 to Appalachian Power Company’s and Appalachian Power Recovery Funding LLC’s Amendment No. 1 to the Registration Statement on Form SF-1 filed on May 1, 2026 (File Nos. 333-293890 and 333-293890 -01) and incorporated herein by reference).

10.1	Servicing Agreement between Appalachian Power Recovery Funding LLC and Appalachian Power Company, as Servicer, dated as of May 27, 2026.

10.2	Purchase and Sale Agreement between Appalachian Power Recovery Funding LLC and Appalachian Power Company, as Seller, dated as of May 27, 2026.

10.3	Administration Agreement between Appalachian Power Recovery Funding LLC and Appalachian Power Company, as Administrator, dated as of May 27, 2026.

10.4	Joinder to Intercreditor Agreement between Appalachian Power Company, as the Company, Securitization Property Servicer and Receivables Sub-Servicer, Appalachian Power Recovery Funding LLC, as a Bond Issuer, and U.S. Bank Trust Company, National Association, as Indenture Trustee, dated as of May 27, 2026.

23.1	Consent of Sidley Austin LLP (included as part of its opinions filed as Exhibits 5.1, 8.1 and 99.2).

23.2	Consent of Troutman Pepper Locke LLP (included as part of its opinions filed as Exhibits 8.2 and 99.3).

99.2	Opinion of Sidley Austin LLP with respect to U.S. constitutional matters.

99.3	Opinion of Troutman Pepper Locke LLP with respect to Virginia constitutional matters.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.
Dated: May 27, 2026

APPALACHIAN POWER COMPANY

By:	/s/ Matthew D. Fransen
Matthew D. Fransen
Vice President and Treasurer

APPALACHIAN POWER RECOVERY FUNDING LLC

By:	/s/ Matthew D. Fransen
Matthew D. Fransen
Manager